UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2021

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
As previously reported, on August 5, 2020, Emerald Financial Services, LLC (“EFS”), a wholly-owned, indirect subsidiary of H&R Block, Inc. (the “Company”) and MetaBank, N.A. (“Meta”), a wholly-owned subsidiary of Meta Financial Group, Inc. entered into a Program Management Agreement (the “PMA”) pursuant to which Meta acts as the bank provider of H&R Block-branded financial products. On December 20, 2021, EFS and Meta entered into a First Amendment to Program Management Agreement (the “Amendment”), which, among other things:
▪Extends the term of the PMA by two years, through June 30, 2025, subject to the existing one-year automatic renewal provisions;
▪Adds Spruce Accounts, new financial product offerings under the program, and new terms related to the Spruce Accounts to the PMA;
▪Provides EFS the option to contract with a back-up account originator to issue a limited number of financial products pursuant to a pilot program;
▪Allows Virtual Refund Advances to the existing Refund Advance program;
▪Sets terms regarding Meta’s right to hold certain program funds in a custodial capacity; and
▪Permits EFS to terminate only certain product schedules, or the PMA as a whole, in the event of a Durbin Regulatory Event (as defined in the Amendment).
The other material terms of the PMA remain substantially unchanged. For additional information about the terms of the PMA, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2020, the relevant portions of which are incorporated herein by reference.
The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number    Description
10.1     First Amendment to Program Management Agreement, dated December 20, 2021, by and between Emerald Financial Services, LLC and MetaBank, N.A.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	December 23, 2021	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary